SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 9, 2006


                          HOUSTON AMERICAN ENERGY CORP.
                       -----------------------------------
               (Exact name of registrant as specified in Charter)


                Delaware               0-33027                 76-0675953
--------------------------------     -----------          -------------------
  (State or other jurisdiction       (Commission             (IRS Employer
of incorporation or organization)      File No.)          Identification No.)

                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
             -------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                        --------------------------------
                            (Issuer Telephone number)


      -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Houston American Energy Corp. (the "Company") provides the following updated information regarding the status of drilling on its Cabiona prospect in
Colombia:

On November 8, 2006 Hupecol LLC completed the Cabiona #8 well as an oil well in the C5B Sand after reaching a total depth of 4,348 feet. The well was turned to production on November 8, 2006 at an initial rate of 1,544 barrels of oil per day from 1 of 3 pay sands in the well. Production is expected increase as the well stabilizes. The well's pump (ESP) is currently running at the lowest rate possible for this well. The drilling rig is moving to drill the Cabiona #11 well followed by the Cabiona #10 well. Both of these wells are expected to be drilled by year-end 2006.

The Company holds, through its interest in Hupecol Dorotea and Cabiona LLC ("HDC LLC"), a 12.5% interest in the Cabiona concession. HDC LLC owns the Cabiona concession through a contract with the Colombian National Hydrocarbon Agency
(ANH) and Hupecol LLC is the operator of the Cabiona concession.

Hupecol LLC currently plans to drill 37 wells in Colombia by the end of 2007 utilizing the two drilling rigs currently under contract and engaged in actual drilling operations. Of these 37 wells, 22 wells are planned for contracts in which the Company owns a 12.5% Working Interest and 15 wells are planned for contracts in which the Company owns a 1.6% Working Interest.

The Company plans to update its Colombian activities in this same manner on a quarterly basis.

This report contains forward-looking statements within the meaning of the federal securities laws. These forwarding-looking statements include, without limitation, statements regarding our expectations and beliefs about the expected increase in production from the Cabiona #8 well and the timing of drilling the Cabiona #10 and Cabiona #11 wells. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially. We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  November 9, 2006
                                By:     /s/ John Terwilliger
                                        John Terwilliger,
                                        President and
                                        Chief Executive Officer


                                        2